UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2020

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

NEBRASKA (State or other jurisdiction	000-10685 (Commission File Number)	20-0362426 (IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506

(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On July 27, 2020, American Life & Security Corp. (“American Life”), a wholly owned subsidiary of Midwest Holding Inc. (“Midwest”), entered into a reinsurance agreement (the “Reinsurance Agreement”) with a newly-formed reinsurance company (the “Reinsurer”) established by Seneca Reinsurance Company, LLC (“Seneca Re”) and capitalized by Crestline Management, L.P. (“Crestline”).

The Reinsurance Agreement, which is effective as of April 24, 2020, was entered into pursuant to a Master Letter Agreement (the “Master Agreement”) dated and effective as of April 24, 2020, among American Life, Seneca Re and Crestline. The Reinsurance Agreement will support American Life’s new business production by providing reinsurance capacity for American Life to write certain kinds of fixed and multi-year guaranteed annuity products. Concurrently with the Reinsurance Agreement:

●	American Life and the Reinsurer each entered into investment management agreements with Crestline, pursuant to which Crestline will manage the assets that support the reinsured business; and

●	American Life and the Reinsurer entered into a trust agreement whereby the Reinsurer maintains for American Life’s benefit a trust account that supports the reinsured business.

In addition, pursuant to the Master Agreement, the parties thereto have agreed to enter into a separate agreement whereby, among other things and subject to certain conditions, American Life will agree to reinsure additional new business production to one or more reinsurers formed and/or capitalized by Crestline, Midwest or an appropriate affiliate will refer potential advisory clients to Crestline, and American Life will consider investing in certain assets originated or sourced by Crestline.

The foregoing description of the Reinsurance Agreement and other agreements described above is qualified by their actual language, and a copy of the Master Agreement, which attaches drafts of these other agreements, is filed herewith as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Crestline is an affiliate of Douglas K. Bratton, a director of Midwest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits .

The following exhibits are filed herewith:

Exhibit No.	Description
10.1 (*)	Master Letter Agreement among American Life & Security Corp., Seneca Reinsurance Company, LLC and Crestline Management, L.P. effective as of April 24, 2020 and Appendices.

(*) Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

EXHIBIT INDEX

Exhibit No.	Description
10.1 (*)	Master Letter Agreement among American Life & Security Corp., Seneca Reinsurance Company, LLC and Crestline Management, L.P. effective as of April 24, 2020 and Appendices.

(*) Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 31, 2020	MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
	Title:	President

EXPLANATORY NOTE: [**] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.